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                                     PROXY

                             COMMUNITY BANKS, INC.
                                 P.O. Box 350
                            Millersburg, PA  17061
                          Telephone:  (717) 692-4781

               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                      DIRECTORS OF COMMUNITY BANKS, INC.


The undersigned hereby appoints Kathy A. Mull, Thomas H. Bishof, and Christopher A. Barr, as Proxies, each with the power to appoint his substitute, and authorizes them to represent and vote, as designated below, all the shares of Common Stock of Community Banks, Inc. held on record by the undersigned on February 9, 1996 at the Annual Meeting of Shareholders to be held on April 16, 1996 or any adjournments thereof.

1.  ELECTION OF DIRECTORS:
    For all Nominees Listed Below  [_]          Withhold Authority  [_]
    (except as indicated below)

                                    CLASS A

                               Thomas L. Miller
                                 James A. Ulsh
                                Ronald E. Boyer
                                 Peter DeSoto

     INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) in the space immediately below.


                            -----------------------

2. RATIFICATION OF MERGER OF THE CITIZENS NATIONAL BANK OF ASHLAND INTO COMMUNITY BANKS, N.A., WHICH MERGER BECAME EFFECTIVE JANUARY 12, 1996.

                      FOR ____  AGAINST ____ ABSTAIN ____

3. APPROVAL OF THE SELECTION OF COOPERS & LYBRAND AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR 1996.

                      FOR ____  AGAINST ____ ABSTAIN ____

4. OTHER BUSINESS: Take action on other business which may properly come before the meeting.

                      FOR ____  AGAINST ____ ABSTAIN ____

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, IF NO SPECIFICATION OR DIRECTION IS MADE, THEY WILL BE VOTED FOR THE ELECTION OF EACH CLASS A DIRECTOR, IN FAVOR OF THE RATIFICATION OF THE CITIZENS' MERGER AND THE APPROVAL OF COOPERS & LYBRAND AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND FOR ANY OTHER BUSINESS IN ACCORDANCE WITH THE RECOMMENDATIONS OF MANAGEMENT, THIS PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE. PLEASE RETURN THIS PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

Dated the    day of             , 1996                              (SEAL)
                                        ----------------------------
                                             Signature

                                                                    (SEAL)
                                        ----------------------------
                                             Signature

                                        Please date and sign exactly as your
                                        name appears hereon.  When signing as
                                        an Attorney, Executor, Administrator,
                                        Trustee or Guardian, please give full
                                        title. If more than one Trustee, all
                                        must sign. All joint owners must sign.